TAXATION	12 Months Ended
Dec. 31, 2022
TAXATION
TAXATION

Group financial statements continued

Notes to the Group accounts continued

5 Taxation

Accounting policy

The charge for current taxation is based on the results for the year as adjusted for items which are non-assessable or non-deductible. It is calculated using tax rates that have been enacted or substantively enacted as at the balance sheet date.

The Group operates in numerous tax jurisdictions around the world. At any given time, the Group typically is involved in tax audits and other disputes and will have other tax returns potentially subject to audit. Significant issues may take several years to resolve. In estimating the probability and amount of any tax charge, management takes into account the views of internal and external advisers and updates the amount of tax provision where considered appropriate. The ultimate tax liability may differ from the amount provided depending on factors including interpretations of tax law and settlement negotiations.

Deferred tax is recognised in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.

Deferred tax is not recognised: for temporary differences related to investments in subsidiaries and associates where the Group is able to control the timing of the reversal of the temporary difference and it is probable that this will not reverse in the foreseeable future; on the initial recognition of non-deductible goodwill; and on the initial recognition of an asset or liability in a transaction that is not a business combination and that, at the time of the transaction, does not affect the accounting or taxable profit.

Deferred tax assets are recognised to the extent that it is probable that future taxable profits will be available against which they can be used. Deferred tax assets are reviewed at each reporting date taking into account the recoverability of the deferred tax assets, future profitability and any restrictions on use. The Group considers available evidence to assess future profitability over a reasonably foreseeable time period, depending on the circumstances and typically a minimum of five years. Any material unrecognised deferred tax assets are disclosed in Note 5.2.

Deferred tax is measured on an undiscounted basis, and at the tax rates that have been enacted or substantively enacted as at the balance sheet date that are expected to apply in the periods in which the asset or liability is settled. It is recognised in the income statement except when it relates to items credited or charged directly to other comprehensive income or equity, in which case the deferred tax is also recognised within other comprehensive income or equity respectively.

Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority, the Group intends to settle its current tax assets and liabilities on a net basis, offset is permissible according to the relevant jurisdiction’s tax laws and that authority permits the Group to make a single net payment.

5.1 Taxation charge attributable to the Group

	2022	2021	2020
	$ million	$ million	$ million
Current taxation:
UK corporation tax	17	14	16
Overseas tax	104	126	40
Current income tax charge	121	140	56
Adjustments in respect of prior periods	(10)	(33)	(191)
Total current taxation	111	107	(135)
Deferred taxation:
Origination and reversal of temporary differences	(77)	(35)	(49)
Changes in tax rates	(5)	(14)	(12)
Adjustments to estimated amounts arising in prior periods	(17)	4	(6)
Total deferred taxation	(99)	(45)	(67)
Total taxation as per the income statement	12	62	(202)
Taxation in other comprehensive income	5	27	–
Taxation in equity	3	1	4
Taxation charge/(credit) attributable to the Group	20	90	(198)

The 2022 and 2021 net prior period adjustments of $27m and $29m respectively relate principally to provision releases following the resolution of tax audits and other uncertain tax matters, and other one-off items. The 2020 net prior period adjustment of $197m is explained predominantly by a $100m prior year current tax credit due to the successful outcome of UK tax litigation, releases of provisions following the conclusion of tax audits, and loss carry-backs to prior periods.

The total taxation charge of $12m as per the income statement includes a $127m net credit (2021: $85m net credit, 2020: $274m net credit) as a consequence of restructuring and rationalisation-related costs, acquisition and disposal-related items, amortisation and impairment of acquisition intangibles, legal and other items. The 2020 net credit was significantly higher predominantly as a result of refunds and future recoverable amounts recognised following the successful outcome of the UK tax litigation disclosed in the 2020 Annual Report ($142m), and also a one-off carry-back of losses attributable to non-trading costs to prior periods taxable at a higher rate.

Factors affecting future tax charges

The Group operates in numerous tax jurisdictions around the world and is subject to factors that may affect future tax charges including transfer pricing, tax rate changes, tax legislation changes, tax authority interpretation, expiry of statute of limitations, tax litigation, and resolution of tax audits and disputes.

At any given time, the Group has unagreed years outstanding in various countries and is involved in tax audits and disputes, some of which may take several years to resolve. Provisions are based on best estimates and management’s judgements concerning the likely ultimate outcome of any audit or dispute. Management considers the specific circumstances of each tax position and takes external advice, where appropriate, to assess the range of potential outcomes and estimate additional tax that may be due. Total tax liabilities include $150m (2021: $152m) in relation to uncertain tax positions which relate to multiple issues across the jurisdictions in which the Group operates. Other payables include $10m (2021: $14m) of interest on these provisions. There are $37m (2021: $106m) of tax receivables relating to payments on account and repayments due in a number of jurisdictions, principally relating to the US.

The Group believes that it has made adequate provision in respect of additional tax liabilities that may arise from unagreed years, tax audits and disputes, the majority of which relate to transfer pricing matters, as would be expected for a Group operating internationally. However, the actual liability for any particular issue may be higher or lower than the amount provided, resulting in a negative or positive effect on the tax charge in any given year. A reduction in the tax charge may also arise for other reasons such as an expiry of the relevant statute of limitations. Depending on the final outcome of tax audits which are currently in progress, statute of limitations expiry, and other factors, an impact on the tax charge could arise. Whilst such an impact can vary from year to year, these releases depend on factors which are uncertain, both as to outcome and timing. However, at the current time, we believe the possibility of a material impact on the tax charge for 2023 is unlikely.

OECD BEPS 2.0 - Pillar Two

The OECD Pillar Two Globe Rules introduce a global minimum corporate tax rate of 15% applicable to multinational enterprise (MNE) groups with global revenue over €750m. All participating OECD members are required to incorporate these rules into national legislation. On 2 February 2023, the OECD published its Agreed Administrative Guidance for the Pillar Two Globe Rules providing greater detail on the application of the rules. The Group will be subject to the Pillar Two Model Rules which is likely to result in an increase in our Group tax rate from 2024 onwards. The Group does not meet the threshold for application of the Pillar One transfer pricing rules.

Group financial statements continued

Notes to the Group accounts continued

5 Taxation continued

The UK standard rate of corporation tax for 2022 is 19.0% (2021: 19.0%, 2020: 19.0%). Overseas taxation is calculated at the rates prevailing in the respective jurisdictions. The table below reconciles the expected tax charge at the UK statutory rate with the actual tax charge.

The UK Government announced on 14 October 2022 that the UK corporation tax rate will increase to 25% from 1 April 2023 as already enacted in the UK Finance Act 2021. The impact of this rate change is reflected in the calculation of the taxation charge, and in the tax reconciliation below.

	2022	2021	2020
	$ million	$ million	$ million
Profit before taxation	235	586	246
Expected taxation at UK statutory rate of 19.0% (2021: 19.0%, 2020: 19%)	45	111	47
Differences in overseas taxation rates	(19)	(17)	(37)
Innovation reliefs	(10)	(12)	(9)
Tax losses and other deferred tax assets not recognised	–	7	15
Recognition of previously unrecognised tax losses	(4)	(2)	(45)
Expenses not deductible for tax purposes[1]	31	22	29
Change in tax rates[2]	(5)	(14)	(12)
Withholding tax on unremitted earnings	1	(4)	7
Adjustments in respect of prior years[3]	(27)	(29)	(197)
Total taxation charge/(credit) as per the income statement	12	62	(202)

1	In 2022, this includes a $7m impact of non-tax deductible impairment on UK owned investments (2021: $17m impact of non-taxable accounting gains recognised on UK-owned investments).
2	In 2022, the tax rate changes primarily relate to an increase in deferred tax resulting from the increase in the UK corporation tax rate due to come into effect on 1 April 2023. In 2021, the net impact to deferred tax assets and liabilities was $6m which comprises $14m in the income statement and $8m in other comprehensive income as shown in the table below.
3	The adjustments in respect of prior years are explained on page 179.

5.2 Deferred taxation

Movements in the main components of deferred tax assets and liabilities were as follows:

					Inventory,
	Accelerated		Retirement	Losses	provisions
	tax		benefit	and other	and other
	depreciation	Intangibles	obligations	tax attributes	differences	Total
	$ million	$ million	$ million	$ million	$ million	$ million
At 31 December 2020	(61)	(209)	5	123	203	61
Exchange adjustment	–	–	(1)	–	(7)	(8)
Movement in income statement – current year	16	24	1	4	(10)	35
Movement in income statement – prior years	(2)	10	–	(10)	(2)	(4)
Movement in other comprehensive income	–	–	(15)	–	(5)	(20)
Movement in equity	–	–	–	–	(1)	(1)
Changes in tax rate	–	(2)	(8)	10	6	6
Acquisitions	2	(22)	–	3	5	(12)
At 31 December 2021	(45)	(199)	(18)	130	189	57
Exchange adjustment	–	1	2	–	(10)	(7)
Movement in income statement – current year	(28)	15	1	1	88	77
Movement in income statement – prior years	–	4	1	9	3	17
Movement in other comprehensive income	–	–	(7)	–	2	(5)
Movement in equity	–	–	–	–	(3)	(3)
Changes in tax rate	(2)	(2)	–	–	9	5
At 31 December 2022	(75)	(181)	(21)	140	278	141

Represented by:

	2022	2021
	$ million	$ million
Deferred tax assets	177	201
Deferred tax liabilities	(36)	(144)
Net position at 31 December	141	57

The deferred tax asset of $278m (2021: $189m) relating to inventory, provisions and other differences comprises deferred tax relating to inventory of $117m (2021: $116m), provisions and other short-term temporary differences of $153m (2021: $65m) and bad debt provisions of $8m (2021: $8m).

The Group has gross unused trading and non-trading tax losses of $839m (2021: $841m), gross unused research and development tax credits of $24m (2021: $21m) and gross unused capital losses of $97m (2021: $108m), available for offset against future profits. None of these amounts are due to expire within 5 years from the balance sheet date if not utilised.

A deferred tax asset of $140m (2021: $130m) has been recognised in respect of $541m (2021: $508m) of the trading and non-trading tax losses and $12m (2021: $21m) of research and development tax credits. No deferred tax asset has been recognised on the remaining unused tax losses as it is not probable that future taxable profits will be available against which they can be utilised.

Management will reassess the recoverability of deferred tax assets at each balance sheet date by taking into account all relevant and available information. The Group assesses the likelihood of these being recovered within a reasonably foreseeable timeframe, being typically a minimum of five years, taking into account the future expected profit profile and business model of each relevant company or country, and any potential legislative restrictions on use. Short-term timing differences are generally recognised ahead of losses and other tax attributes as being likely to reverse more quickly.